UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Evolv Technologies Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Evolv Technologies Holdings, Inc.
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
May 30, 2023
10:00 a.m. (Eastern time)
EVOLV TECHNOLOGIES HOLDINGS, INC.
500 Totten Pond Road
Waltham, Massachusetts 02451
__________________
April 13, 2023
To Our Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Evolv Technologies Holdings, Inc. at 10:00 a.m. Eastern time, on Tuesday, May 30, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting virtually, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
Peter George
President and Chief Executive Officer
Director

EVOLV TECHNOLOGIES HOLDINGS, INC.
500 Totten Pond Road
Waltham, Massachusetts 02451
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, MAY 30, 2023
The Annual Meeting of Stockholders (the “Annual Meeting”) of Evolv Technologies Holdings, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time on Tuesday, May 30, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/evolvtechnology/2023 and entering your 12-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•To elect Alan Cohen, Neil Glat, Merline Saintil, and Mark Sullivan as Class II Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our Class A common stock as of the close of business on April 4, 2023 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal offices or by sending an email to Eric Pyenson, General Counsel and Secretary, at epyenson@evolvtechnology.com stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 12-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
Eric Pyenson
General Counsel and Secretary
Waltham, Massachusetts
April 13, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, MAY 30, 2023
This Notice and Proxy Statement and our 2022 Annual Report to Stockholders are available at https://www.cstproxy.com/evolvtechnology/2023

EVOLV TECHNOLOGIES HOLDINGS, INC.
500 Totten Pond Road
Waltham, Massachusetts 02451
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Evolv Technologies Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, May 30, 2023 (the “Annual Meeting”), at 10:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit questions during by visiting https://www.cstproxy.com/evolvtechnology/2023 and entering your 12-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our Class A common stock, par value $0.001 per share (“Class A common stock”), as of the close of business on April 4, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 148,102,734 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2022 (the “2022 Annual Report”) will be released on or about April 13, 2023 to our stockholders on the Record Date.
In this proxy statement, “Evolv”, “Company”, “we”, “us”, and “our” refer to Evolv Technologies Holdings, Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 30, 2023
This Notice and Proxy Statement and our 2022 Annual Report to Stockholders are available at https://www.cstproxy.com/evolvtechnology/2023
Proposals
At the Annual Meeting, our stockholders will be asked:
•To elect Alan Cohen, Neil Glat, Merline Saintil, and Mark Sullivan as Class II Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Class A common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Class A common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•FOR the election of Alan Cohen, Neil Glat, Merline Saintil, and Mark Sullivan as Class II Directors; and
•FOR the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement.   You are viewing or have received these proxy materials because Evolv’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials.   As permitted by SEC rules, Evolv is making this proxy statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about April 13, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials.   If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding.   The SEC’s rules permit us and intermediaries (e.g., brokers, banks, and other agents) to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we and a number of intermediaries with account holders who are our stockholders have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. A proxy card or voting instruction form will be delivered for each of the stockholders sharing an address. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Evolv Technologies, 500 Totten Pond Road, Waltham, MA 02451 Attn: Investor Relations.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 4, 2023. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Class A common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 148,102,734 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the Class A common stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
Evolv has decided to hold the Annual Meeting entirely online this year to allow greater participation. You may attend the Annual Meeting online only if you are a Evolv stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website:
https://www.cstproxy.com/evolvtechnology/2023
To attend and participate in the Annual Meeting, you will need the 12-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:55 a.m., Eastern time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record.   If you are a stockholder of record, you may vote by:
•Internet (including by scanning your QR code on your Notice and/or Proxy Card with your mobile device) — You can vote over the Internet at https://www.cstproxy.com/evolvtechnology/2023 by following the instructions on the Internet Notice or proxy card;
•Telephone — You can vote by telephone by calling 1-866-894-0536. Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
•Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•Electronically at the Meeting — If you attend the meeting online, you will need the 12-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on May 29, 2023. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 12-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.”   If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Secretary of Evolv prior to or at the Annual Meeting; or
•by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If you are a beneficial owner and your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 12-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Continental Stock Transfer & Trust, our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions on the Company’s proxy card, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’

recommendations are indicated on page 1 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. A virtual meeting can also provide cost savings for our stockholders and us, and it is more environmentally friendly.
You will be able to attend the Annual Meeting online and submit your questions by visiting https://www.cstproxy.com/evolvtechnology/2023. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. Information for assistance can be found at https://www.cstproxy.com/evolvtechnology/2023.
Will there be a question-and-answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Class II Directors	The plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of PwC as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PwC as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, four (4) Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have ten (10) directors on our Board. Our current Class II Directors are Alan Cohen, Neil Glat, Merline Saintil, and Mark Sullivan, who have each served on our Board since 2021. The Board has nominated Alan Cohen, Neil Glat, Merline Saintil, and Mark Sullivan for election as Class II Directors at the Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Second Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose current term will expire at the 2023 Annual Meeting of Stockholders and, if elected at the Annual Meeting, whose subsequent term will expire in 2026; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. In February 2023, in order to achieve an equal balance of membership among the classes of directors, the Board determined to move Ms. Sheehy from Class III with a term expiring at the 2024 Annual Meeting of Stockholders to Class I with a term expiring at the 2025 Annual Meeting of Stockholders. Accordingly, and to enact such change, Ms. Sheehy, who was a Class III Director, resigned as a director and was immediately elected by the Board as a Class I Director. The resignation and re-election of Ms. Sheehy was effected solely to rebalance the Board’s classes and, for all other purposes, including committee service and compensation, Ms. Sheehy’s service on the Board is deemed to have continued uninterrupted. As such, the Board now consists of three Class I Directors, four Class II Directors, and three Class III Directors. The current Class I Directors are Kevin Charlton, Kimberly Sheehy, and Bilal Zuberi; the current Class II Directors are Alan Cohen, Neil Glat, Merline Saintil, and Mark Sullivan; and the current Class III Directors are Michael Ellenbogen, Peter George, and John Kedzierski.
Our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (66 and 2∕3%) of our outstanding voting stock entitled to vote in the election of directors.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Class A common stock represented thereby in accordance with the Board’s recommendations for the election as Class II Directors of the persons whose names and biographies appears below. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal. In the event that any of Alan Cohen, Neil Glat, Merline Saintil, and Mark Sullivan should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of Alan Cohen, Neil Glat, Merline Saintil, and Mark Sullivan will be unable to serve if elected. Each of Alan Cohen, Neil Glat, Merline Saintil, and Mark Sullivan has consented to being named in this proxy statement and to serve if elected.
Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class II Director nominees.
Nominees For Class II Director (terms to expire at the 2023 Annual Meeting)
The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Evolv
Alan Cohen	62	2021	Director
Neil Glat	55	2021	Director
Merline Saintil	46	2021	Director
Mark Sullivan	68	2021	Director
The principal occupations and business experience, for at least the past five years of each Class II Director nominee for election at the 2023 Annual Meeting are as follows:
Alan Cohen
Alan Cohen has been the Chairman of our Board since July 2021. Mr. Cohen is a veteran executive and board member with over 25 years of experience working with technology companies. Since 2019, Mr. Cohen has been a partner at DCVC, a venture capital firm. Prior to that, Mr. Cohen was Chief Commercial Officer for Illumio, a cybersecurity software firm, from 2014 to 2018. Mr. Cohen has served on the boards of directors of numerous DCVC portfolio companies specializing in physical and cybersecurity, payments, AI, and enterprise sectors and has been an advisor and investor in multiple billion-dollar companies. Mr. Cohen received a Bachelor of Arts degree in English from SUNY Buffalo in 1981, a Master of Arts degree in English from the University of Vermont in 1984, a Master of Arts degree in International Affairs and Economics from the American University School of International Service in 1986 and Master of Business Administration degree with a focus on Finance from New York University in 1990. We believe Mr. Cohen is qualified to serve on Evolv’s Board based on his experience working with technology companies and the leadership roles he has held.

Neil Glat
Neil Glat has been a director on our Board since July 2021. He was appointed in December 2021 as Co-President, Americas for SPORTFIVE, a global sports, entertainment, and marketing agency. From September 2019 to Present, Mr. Glat has been the Managing Member of NG Strategies, LLC and has been serving on advisory boards and providing strategic advice to sports, media, and technology businesses. From April 2012 through August 2019, Mr. Glat served as President of the New York Jets, and, from September 2019 to March 2020, he was a Senior Advisor to the New York Jets. Prior to that, Mr. Glat was a senior executive at the National Football League for 15 years, where he oversaw corporate development and strategy, and has previous experience in management consulting at McKinsey & Company and investment banking at Dillon, Read & Co. Mr. Glat is currently a Senior Advisor for Arctos Sports Partners, a private equity platform focused on the professional sports industry. He also is on the Board of ASM Global, a privately-held company which is the world’s largest stadium, arena, convention center, and venue management company and which was formed by the merger of SMG and AEG Facilities, and serves on the Board of NewHold Investment Corp. II (including as Chair of the Nominating Governance Committee), a publicly-traded, industrial technology SPAC, since 2021. He previously served on the board of NewHold Investment Corp. I, a publicly-traded SPAC, from July 2020 to July 2021. In addition, Mr. Glat serves on many philanthropic boards. Mr. Glat has extensive operating and strategic experience in sports, entertainment, media, and hospitality. During his more than 25 years in combined tenures at the New York Jets, the National Football League, and professional service firms, Mr. Glat has consistently focused on, among other things, driving revenue growth, increasing consumer engagement, identifying new businesses, encouraging innovation, developing forward-looking strategies, and executing strategic transactions and deals. Mr. Glat earned a Bachelor of Sciences in Economics from The Wharton School at the University of Pennsylvania and a JD from Harvard Law School. We believe that Mr. Glat is qualified to serve on Evolv’s Board based on his experience in sports (in particular with professional sports franchises) and related industries and the leadership roles he has had.

Merline Saintil
Merline Saintil has been a director on our Board since July 2021. Ms. Saintil has served as a technology and business executive at Fortune 500 and privately-held companies, including Intuit, Yahoo, PayPal, Adobe, Joyent, and Sun Microsystems. From 2019 to 2020, she was the Chief Operating Officer, R&D-IT of Change Healthcare Inc. Prior to that, Ms. Saintil held the position of Head of Operations, Product & Technology with Intuit Inc. from November 2014 until August 2018. Ms. Saintil has served on the Boards of Directors of TD Synnex Corp. (NYSE: SNX) since 2021, Rocket Lab USA, Inc. (NASDAQ: RKLB) since 2021, Symbotic Inc. (NASDAQ: SYM) since 2021, GitLab Inc. (NASDAQ: GTLB) since 2020, Lightspeed Commerce Inc. (NYSE: LSPD) from 2020 to 2022, ShotSpotter Inc. (NASDAQ: SSTI) from 2019 to 2021, Banner Corporation (NASDAQ: BANR) from 2017 to 2022, and Alkami Technology, Inc. (NASDAQ: ALKT) from 2010 to 2022. She is a member of the Audit Committee at TD Synnex. She is the Chair of the Compensation Committee at Rocket Lab and member of the Compensation Committee at GitLab. She is the Chair of the Nominating and Corporate Governance Committee at Symbotic. Ms. Saintil has received numerous accolades during her career, most recently being named Women Inc.’s 2019 Most Influential Corporate Board Director. In prior years, she was ranked one of the Most Powerful Women Engineers in the World by Business Insider magazine, she was recognized as a Women of Influence 2017 by Silicon Valley Business Journal and she has earned a Lifetime Achievement Award from Girls in Tech. She is certified in Cybersecurity Oversight by the National Association of Corporate Directors and the Carnegie Mellon Software Engineering Institute. Ms. Saintil earned a Bachelor of Science degree in Computer Science from Florida A&M University in 1998 and a Master of Science degree in Software Engineering Management from Carnegie Mellon University in 2005, and has completed Stanford Directors’ College and Harvard Business School’s executive education program. We believe Ms. Saintil is qualified to serve on Evolv’s Board based on her broad corporate background and service on the boards of directors of technology public companies. Our Board of Directors do not believe that Ms. Saintil’s outside boards (5 in total, including Evolv’s Board) or other commitments limit her ability to devote sufficient time and attention to her duties as a director of the Company. Ms. Saintil has demonstrated that she has effectively balanced her responsibilities of serving on the Board of Directors.

Mark Sullivan
Mark Sullivan has been a director on our Board since July 2021. Since January 2018, Mr. Sullivan has been the owner of Mark Sullivan Consulting in St. Petersburg Beach, Florida. Prior to that, Mr. Sullivan was a Principal at Global Security and Innovative Strategies from February 2013 to December 2017. Before entering the private sector, Mr. Sullivan was a federal agent for 35 years, 30 years as a special agent with the U.S. Secret Service, serving in a variety of leadership roles. He was appointed Director of the Secret Service by the President in May 2006 and served in that position until February 2013. Mr. Sullivan served on the Board of Directors of Command Security Corporation (now known as Prosegur Compania de Seguridad SA (BME:PSG)), a full-service security solutions company, from July 2013 to January 2019. Mr. Sullivan received his Bachelor of Science degree in Criminal Justice from St. Anselm College in 1977. We believe Mr. Sullivan is qualified to serve on Evolv’s Board based on his experience working in security services, both in the public and private sectors.
Continuing members of the Board of Directors:
Class I Directors (terms to expire at the 2025 Annual Meeting)
The current members of the Board of Directors who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Evolv
Kevin Charlton	57	2021	Director
Kimberly Sheehy	58	2021	Director
Bilal Zuberi	47	2021	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:
Kevin Charlton
Kevin Charlton has been a director on our Board since July 2021, and currently serves as Chairman of the Compensation Committee. In addition, Mr. Charlton serves as Chairman of Give Evolv LLC. Mr. Charlton has been the Co-Chairman of NewHold Enterprises LLC since 2017 and has spent more than 20 years in private equity. Prior to

NewHold, Mr. Charlton was with JPMorgan (NYSE: JPM), Investcorp, and Macquarie (ASX: MQG). Mr. Charlton has served on more than 25 Boards of Directors in all relevant roles, and in almost all cases as Chairman or Lead Director on behalf of the majority owner. Prior to his career in private equity, Mr. Charlton was with McKinsey and Company in New York and NASA Headquarters in Washington, DC. Mr. Charlton currently serves on the Board of Spirit Realty Capital (NYSE: SRC), a triple net commercial REIT that he took public in 2012; has been Chairman of American AllWaste LLC since May 2018; and serves on the Boards of Macro Energy LLC, a high efficiency lighting company and F&S Tools, a high-end tooling manufacturer. In addition, from January 2014 through October 2019, Mr. Charlton served in various roles for Hennessy Capital Acquisition Corp I, II, and III, including as President, Chief Operating Officer, and Vice Chairman. Mr. Charlton received his Bachelor’s degree in Aerospace Engineering cum laude from Princeton University in 1988, his Master of Science in Aerospace Engineering with Distinction from the University of Michigan in 1990, and his Master of Business Administration with Honors from the Kellogg School at Northwestern University in 1995. We believe that Mr. Charlton is qualified to serve on Evolv’s Board based on his broad private equity and public company experience.
Kimberly Sheehy
Kimberly Sheehy has been a director on our Board since July 2021. From March 2019 to May 2020, she was the Chief Financial Officer of ResMan LLC, a privately-owned software company providing software solutions to multi-family residential property managers. Previously, from April 2018 to March 2019, she served as Chief Financial Officer of Lori’s Gifts, Inc., a privately-owned retail company serving hospitals throughout the United States. From November 2015 to October 2017, Ms. Sheehy served as the Chief Financial Officer of StackPath, LLC, an edge computing platform provider, and from November 2012 to October 2015, Ms. Sheehy served as Chief Financial & Administrative Officer of CyrusOne Inc. (NASDAQ: CONE), a public high-growth real estate investment trust specializing in engineering, building and managing data center properties. She has also held various senior roles at Cincinnati Bell Inc. Ms. Sheehy serves on the Board of Directors and as the Chair of the Audit Committee of Shift Technologies Inc. (Nasdaq: SFT) and the Board of Directors and as the Chair of the Audit Committee and member of the Compensation Committee and Nominating and Corporate Governance Committee of CVB Financial Corp (NASDAQ: CVBF). In addition, Ms. Sheehy has been a Certified Public Accountant since 1990. Ms. Sheehy earned a Bachelor of Science degree in accounting from the University of Cincinnati in 1989. We believe that Ms. Sheehy is qualified to serve on Evolv’s board based on her extensive executive, managerial, accounting and public company experience.
Bilal Zuberi
Bilal Zuberi has been a director on our Board since July 2021. Since May 2013, Mr. Zuberi has been a partner at Lux Capital, a firm that invests in technology start-ups. At Lux Capital, Mr. Zuberi has led Lux’s investments in Applied Intuition, OpenSpace, Saildrone, Nozomi Networks, DesktopMetal (NYSE: DM), Zededa, Ironclad, Aurora Solar, Fiddler, Commure, Copia Automation, Cloaked, Kinetic Automation, Happiest Baby, Lumafield, Paradigm Inc, and Tendo. Prior to joining Lux Capital, Mr. Zuberi was a principal at General Catalyst Partners from October 2008 to May 2013, where he led the firm’s investments in deep tech, including energy, robotics, medtech, and hardware and software systems. Before becoming an investor, he co-founded GEO2 Technologies in January 2004. Earlier in his career, Mr. Zuberi was a management consultant at The Boston Consulting Group from September 2003 to May 2004, where he advised management teams in complex business and strategy issues. Mr. Zuberi is a member of the Advisory Board of the Lemelson Foundation and has served on the boards of multiple private companies, including serving as a member of certain of such companies’ audit and compensation committees. Mr. Zuberi has also served as a member of Desktop Metal Inc.’s (NYSE: DM) Board of Directors and Audit Committee since December 2020. Mr. Zuberi received a Bachelor of Science degree in Chemistry from The College of Wooster in 1998 and a Ph.D. in Physical Chemistry (with a focus in materials and analytical chemistry) from the Massachusetts Institute of Technology in 2003. We believe Mr. Zuberi is qualified to serve on Evolv’s Board based on his experience working with physical infrastructure and technology companies.

Class III Directors (terms to expire at the 2024 Annual Meeting)
The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Evolv
Michael Ellenbogen	58	2021	Co-Founder, Chief Innovation Officer, and Director
Peter George	64	2021	CEO, President, and Director
John Kedzierski	44	2022	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
Michael Philip Ellenbogen
Michael Philip Ellenbogen has been our Chief Innovation Officer and a director since July 2021. Prior to that, Mr. Ellenbogen co-founded Legacy Evolv with Anil R. Chitkara in July 2013 and served as Legacy Evolv’s Head of Advanced Technology since January 2020. Prior to that, Mr. Ellenbogen served as the Legacy Evolv’s Chief Executive Officer from August 2013 to January 2020. Prior to co-founding Evolv, Mr. Ellenbogen was the founder, President and Chief Executive Officer of Reveal Imaging Technologies, an X-ray imaging systems company focusing on automated explosives detection, from 2002 to 2010. Prior to joining Reveal, Mr. Ellenbogen was the Vice President of Research & Development and Business Development of PerkinElmer Detection Systems, a provider of X-ray-based security technologies, from 1994 to 2002. During his 25-plus year career in the security industry, Mr. Ellenbogen has proven his expertise in product and business development, as well as stakeholder value creation. In addition, Mr. Ellenbogen is an inventor with 20 awarded patents. Mr. Ellenbogen received a Bachelor of Science degree in Physics from Colgate University in 1986.
Peter G. George
Peter G. George has served as our President and Chief Executive Officer and director since July 2021. Prior to that, Mr. George served as Chief Executive Officer and President of Evolv Technologies, Inc. dba Evolv Technology, Inc. (“Legacy Evolv”) since January 2020. Prior to assuming the role of Chief Executive Officer at Legacy Evolv, Mr. George served as Chief Commercial Officer of Legacy Evolv from February 2019 to December 2019. Prior to joining Legacy Evolv, Mr. George served as President, Chief Executive Officer and Chairman of Fidelis Cybersecurity, a company focused on threat and data breach detection, from March 2008 to August 2019. Mr. George also served as the Chief Executive Officer of Empow Cybersecurity, a company offering intelligent, AI and natural language processing solutions to reduce false positives during threat detection, from March 2018 to November 2018. Mr. George serves on the Board of Directors of Corero Network Security PLC (LON: CNS), including its Compensation Committee, since January 2019. Mr. George received a Bachelor of Arts degree in History from the College of the Holy Cross in 1981.
John Kedzierski
John Kedzierski has been a director on our Board since January 2022 as Motorola’s representative. He is currently Senior Vice President and General Manager of Video Security and Access Control at Motorola, since July 2019. He is responsible for product management, research and development, and sales for the Video Security and Access Control business. Immediately prior to leading the Video Security and Access Control business, Mr. Kedzierski was Corporate Vice President of Systems and Infrastructure products from October 2017 to July 2019. From September 2015 to October 2017, Mr. Kedzierski was Corporate Vice President and General Manager of North America Services and Commercial Markets. He holds a Bachelor of Science degree in Computer Engineering from the University of Illinois at Urbana-Champaign, and a Master of Business Administration from Northwestern University’s Kellogg School of Management. We believe Mr. Kedzierski is qualified to serve on Evolv’s Board based on his broad experience working in security and technology.

Board Diversity Matrix

Board Diversity Matrix (As of April 13, 2023)
Total Number of Directors	10

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	8	0	0
Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	7	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			0
Did Not Disclose Demographic Background			0
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of PwC is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
As previously disclosed in the Form 8-K filed with the SEC on August 16, 2021 (the “Form 8-K”), on August 11, 2021, the Audit Committee approved the engagement of PwC as the Company’s independent registered public accounting firm, effective immediately. On July 16, 2021, the Audit Committee dismissed Withum+Smith Brown PC (“Withum”) as the Company’s independent registered public accounting firm. The dismissal of Withum and appointment of PwC was done in connection with the closing of the business combination consummated on July 16, 2021 (the “Business Combination”).
Withum served as the independent registered public accounting firm for NewHold Investment Corp. (“NHIC”), a special purpose acquisition company, which is our predecessor, since January 24, 2020 (inception). PwC served as the independent registered public accounting firm for Legacy Evolv prior to the Business Combination. The audit committee’s decision to engage PwC was made because, for accounting purposes, the historical financial statements of the Company include a continuation of the financial statements of Legacy Evolv.
During the period from January 24, 2020 (inception) through December 31, 2020 and the subsequent period through July 16, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K other than as described immediately below.
On April 12, 2021, the SEC issued a Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPAC’s”), the “Statement.” In the Statement, the SEC indicates its view that certain terms of the warrants issued in connection with a SPAC Initial Public Offering (“Public Warrants”) and private placement warrants typically issued by a SPAC (“Private Warrants”) call for such warrants to be accounted for as liabilities and not as equity. The Company has recorded such warrants as equity. This determination (liability vs. equity) has caused the Company to restate previously issued financial statements that showed the warrants as equity. Therefore, management concluded that the Company did not maintain effective internal control over financial reporting as of March 31, 2021, December 31, 2020 and September 30, 2020, due to a material weakness in the Company’s internal control over financial reporting related to a lack of an effectively designed control over the evaluation of settlement features used to determine the classification of warrant instruments. The need to restate financial statements in this instance constitutes a material weakness in internal control.
In light of this material weakness at March 31, 2021, December 31, 2020 and September 30, 2020, the Company modified its procedures to include employing consultants on valuation and specialized knowledge on warrant accounting and the Company performed additional analysis as deemed necessary to ensure that its financial statements at March 31, 2021 were prepared in accordance with U.S. generally accepted accounting principles. Accordingly, management believes that the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 presents fairly in all material respects the Company’s financial position, results of operations and cash flows for the period presented.
The Company previously provided Withum with a copy of the disclosures regarding the dismissal reproduced in this proxy statement and received a letter from Withum addressed to the SEC stating that they are agree with the above statements. This letter was filed as an exhibit to the Form 8-K.
During the period from January 24, 2020 (inception) to December 31, 2020, and the subsequent interim period through August 11, 2021, the Company did not consult with PwC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
While PwC has been retained as the Legacy Evolv’s, and the Company’s independent registered public accounting firm continuously since 2015, in accordance with SEC rules and PwC policies, the firm’s lead engagement partner rotates every five years. Neither PwC nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of PwC is expected to attend the 2023 Annual Meeting and be available to respond to appropriate questions from stockholders.
In the event that the appointment of PwC is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of PwC is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PwC, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of PwC as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Evolv Technologies Holdings, Inc. (the “Company”) for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Kimberly Sheehy (Chair)
Neil Glat
Merline Saintil
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of PwC, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category		2022	2021
Audit Fees	(1)	$1,778,497	$1,550,800
Tax Fees	(2)	151,000	140,257
All Other Fees	(3)	2,125	1,020,000
Total Fees		$1,931,622	$2,711,057
___________________
(1)Audit fees consist of fees for the audit of our financial statements and the review of the interim financial statements included in our quarterly reports on Form 10-Q. The Audit Fees for fiscal year 2021 was updated to $1,550,800 from $1,250,000 as previously reported to reflect the actual amount incurred for services rendered for that period.
(2)Tax fees consist of fees for tax-related services, including tax compliance and tax advice.
(3)All other fees consist of fees for services other than those described above. For fiscal 2022, this relates to a subscription to an online accounting research tool. For fiscal 2021, this relates to professional services performed in connection with the Business Combination, which was completed in July 2021, and other professional services provided in connection with regulatory engagements.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PwC to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PwC has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by PwC without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name		Age	Position
Peter George	(1)	64	Chief Executive Officer, President, and Director
Mark Donohue	(2)	49	Chief Financial Officer
Anthony De Rosa	(3)	50	Chief Revenue Officer
Anil Chitkara	(4)	55	Co-Founder and Chief Growth Officer
Michael Ellenbogen	(5)	58	Co-Founder, Chief Innovation Officer, and Director
___________________
(1)See biography on page 11 of this proxy statement.
(2)Mark Donohue has been our Chief Financial Officer since June 2022. Prior to joining the Company, Mr. Donohue, served as Chief Financial Officer of Vestmark, Inc. (“Vestmark”), a provider of SaaS-based portfolio management and trading tools for financial advisors and institutions where he oversaw Vestmark’s Financial Planning, Corporate Development, Accounting, and Investor Relation departments, from August 2018 to May 2022. Prior to his time at Vestmark, Mr. Donohue served at Rapid7, Inc. (“Rapid7”), a provider of security analytics and automation, in several senior roles including Vice President of Finance, Corporate Development, and Treasury & Investor Relations, from February 2016 to August 2018. Before his time at Rapid7, Mr. Donohue held multiple Director level positions at Cisco Systems in which he was involved in strategy, finance and business operations and Starent Networks, Corp., in which he was involved in investor relations and treasury roles, and held senior roles at International Data Corporation, Ferris Baker Watts Inc., Teradyne, Inc. and Quantum Corporation. He earned a BS in Business Administration & Finance from the University of New Hampshire, and received both his MBA and MS in Finance from Boston College’s Wallace E. Carroll Graduate School of Management.
(3)Anthony John De Rosa has been our Chief Revenue Officer since July 2021. Prior to that, Mr. De Rosa served as Legacy Evolv’s Chief Revenue Officer since October 2020. From April 2015 to September 2020, Mr. De Rosa was the Chief Revenue Officer of Orbital Insight, Inc., a remote sensing and artificial intelligence company focused on using satellite imagery and computer vision to create time series analytics, and engaging in geospatial analytics. From November 2002 to March 2015, Mr. De Rosa served as the Senior Managing Director of Eze Software Group, a trading, portfolio management and compliance software company in the investment management sector. Mr. De Rosa received a Bachelor of Science degree in Economics from Lehigh University of Business in 1995 and was part of the Executive Management Program at Stanford University’s Graduate School of Business in 2018.
(4)Anil R. Chitkara has been our Chief Growth Officer since April 2022, and previously served as Head of Corporate Development since July 2021. Prior to that, Mr. Chitkara co-founded Legacy Evolv with Michael Philip Ellenbogen in July 2013, serving as Legacy Evolv’s Head of Corporate Development since that time. Prior to co-founding Legacy Evolv, Mr. Chitkara was the Senior Vice President, Market Development for Oco, Inc., a business analytics software provider that was subsequently acquired by Deloitte, from January 2007 to June 2011. Prior to joining Oco, Inc., Mr. Chitkara was the Vice President of Parametric Technology Corporation, a company currently offering a variety of augmented reality, industrial IoT, PLM and CAD solutions, from May 2001 to January 2007. Mr. Chitkara received a Bachelor of Science degree in Business Administration from Boston University in 1989 and a Master of Business Administration degree from the Tuck School of Business at Dartmouth College in 1994.
(5)See biography on page 11 of this proxy statement.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee, Compensation Committee, Technology Sub-Committee, and Investment Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at www.evolvtechnology.com, or by writing to our Secretary at our offices at 500 Totten Pond Road, Waltham, Massachusetts 02451.
Board Composition
Our Board of Directors currently consists of ten (10) members: Kevin Charlton, Alan Cohen, Michael Ellenbogen, Peter George, Neil Glat, John Kedzierski, Merline Saintil, Kimberly Sheehy, Mark Sullivan and Bilal Zuberi. As set forth in our Second Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.
Director Independence
Evolv’s Board of Directors has determined that each of the non-employee members of the Board of Directors are independent directors under the Nasdaq listing rules and that all Audit Committee members satisfy specific independence requirements provided for in Rule 10A-3 of the Exchange Act. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. In connection with their election to our Board, Alan Cohen and Neil Glat were recommended by security holders, Merline Saintil was recommended by a non-management director, and Mark Sullivan was recommended by the chief executive officer of Legacy Evolv. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: experience in corporate management, such as serving as an officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; the ability to exercise mature business judgement; leadership skills; experience in finance and accounting and/or executive compensation; the time and ability to prepare, participate in and attend Board meetings; and diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, Evolv Technologies Holdings, Inc., 500 Totten Pond Road, Waltham, Massachusetts 02451.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently have an independent Chairman of the Board and a majority of our Board is comprised of independent directors. Our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. In addition, the Board of Directors believes the independent Chairman is well-positioned to act as a bridge between management and the Board of Directors, facilitating the regular flow of information. Among other duties, the independent Chairman may represent the Board of Directors in communications with stockholders and other stakeholders and provide input on the structure and composition of the Board. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time.
However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. If, in the future, the Chairman of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Director. The Lead Director’s responsibilities would include, but would not be limited to, presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chairman of the Board.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. The Board reviews material risks facing the Company with the Audit Committee, senior management, and outside advisors on a regular basis. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. Our Audit Committee is also responsible for overseeing our major financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. manages the risk associated with the independence of the Board of Directors and potential conflicts of interest and oversees the Company’s efforts with regard to environmental, social and governance matters and associated risks . Our Compensation Committee oversees the management of risk relating to the Company’s incentive compensation and equity-based plans and arrangements. Our Technology Sub-Committee monitors the risks relating to proposed transactions involving target candidates and our technology portfolio. Our Investment Committee oversees financial risk management, including cash management, liquidity, and investment strategy. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
In addition to the committees of the Board, a management-led disclosure committee meets quarterly to identify any significant emerging risks and to align such risk identification and assessment with the Company’s existing disclosure controls and procedures. The disclosure committee then reports its findings and recommendations to the Audit Committee, which then reports to the Board.
Code of Business Conduct and Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.evovltechnology.com, in the “Investors” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics. We granted no waivers in fiscal 2022.
Anti-Hedging and Pledging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. In addition to mandating compliance with the securities laws, the policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. In addition, our Insider Trading Compliance Policy prohibits the pledging of Company securities as collateral for any loans, including any margin loans.
Attendance by Members of the Board of Directors at Meetings
Our Board of Directors held seven meetings during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, each director attended 75% or more of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of committees on which the director served for the period in which he or she served as a director, with the exception of John Kedzierski, who attended four out of seven of such meetings due to prior business commitments.
Under our Corporate Governance Guidelines, which is available on our website at www.evolvtechnology.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. Eight of our then-incumbent directors attended our annual meeting of stockholders held in 2022.

COMMITTEES OF THE BOARD
Our Board has established five standing committees — Audit, Compensation, Nominating and Corporate Governance, Technology Sub-Committee, and Investment. Other than the Investment Committee, each of the committees operates under a written charter that has been approved by our Board. The Investment Committee charter is expected to be approved by the Board prior to the Annual Meeting.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance	Technology (Sub-Committee)	Investment Committee
Kevin Charlton		Chairperson			Chairperson
Alan Cohen			X	X
Neil Glat	X			X	X
Merline Saintil	X		Chairperson
Kimberly Sheehy	Chairperson	X			X
Mark Sullivan		X
Bilal Zuberi				X
Audit Committee
Our Audit Committee is responsible for, among other things:
•appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence from management;
•reviewing, with our independent registered public accounting firm, the scope and results of their audit;
•approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•reviewing our policies on risk assessment and risk management;
•reviewing related person transactions; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.
The Audit Committee charter is available on our website at www.evolvtechnology.com. The members of the Audit Committee are Neil Glat, Merline Saintil, and Kimberly Sheehy. Kimberly Sheehy serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Neil Glat, Merline Saintil, and Kimberly Sheehy is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Ms. Sheehy qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met thirteen times in 2022.
Compensation Committee
Our Compensation Committee is responsible for, among other things:
•reviewing and approving or making recommendations to our Board of Directors regarding the compensation of our Chief Executive Officer and other executive officers;

•reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans, policies and programs;
•reviewing and approving all employment agreement and severance arrangements for our executive officers;
•reviewing and making recommendations to our Board of Directors regarding the compensation of our directors; and
•retaining and overseeing any compensation consultants.
The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at www.evolvtechnology.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Since 2021, the Compensation Committee has engaged FW Cook, a compensation consulting firm (“FWC”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. FWC reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to FWC and has determined that FWC’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Kevin Charlton, Kimberly Sheehy, and Mark Sullivan. Kevin Charlton serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met four times in 2022.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance committee is responsible for, among other things:
•identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors;
•overseeing succession planning for our Chief Executive Officer and other executive officers;
•periodically reviewing our Board of Directors’ leadership structure and recommending any proposed changes to our Board of Directors;
•overseeing an annual evaluation of the effectiveness of our Board of Directors and its committees; and
•developing and recommending to our Board of Directors a set of corporate governance guidelines.
The Nominating and Corporate Governance Committee charter is available on our website at www.evolvtechnology.com. The members of our Nominating and Corporate Governance Committee are Alan Cohen and Merline Saintil. Merline Saintil serves as the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met four times in 2022.
Technology Sub-Committee
Our Technology Sub-Committee is responsible for, among other things:
•reviewing and assessing, together with management, potential mergers, acquisitions, divestitures and investments;
•making recommendations to the Board of Directors regarding potential target candidates; and
•assessing risk to Evolv in connection with such proposed transactions.

The Technology Sub-Committee charter is available on our website at www.evolvtechnology.com. The members of our Technology Sub-Committee are Alan Cohen, Neil Glat, and Bilal Zuberi.
The Technology Sub-Committee Committee did not meet in 2022.
Investment Committee
Our Investment Committee was established in March 2023 and is responsible for, among other things:
•Overseeing policies, practices and assessments relating to our (a) cash management and liquidity, (b) development and implementation of investment strategies for cash, cash equivalents and related assets, including providing input to management and the Board on our selection of depository banking facilities, (c) financial condition and outlook, and (d) strategies, policies, and programs related to financial risk management, including any capital expenditure plans and international hedging strategies;
•Providing input to management and the Board on the Company’s capital structure in relation to both equity and debt;
•Providing input to management and the Board on financing structures and plans for potential mergers, acquisitions and other types of business combinations; and
The members of the Investment Committee are Kevin Charlton, Neil Glat, and Kimberly Sheehy. Kevin Charlton serves as the Chairperson of the Investment Committee.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2022 Summary Compensation Table” below. In 2022, our “named executive officers” and their positions were as follows:
•Peter George, who serves as Chief Executive Officer and President and is our principal executive officer
•Mark Donohue, who serves as Chief Financial Officer and is our principal accounting officer; and
•Anil Chitkara, Co-Founder, who serves as Chief Growth Officer
Summary Compensation Table
The following table presents information regarding the total compensation of our named executive officers for the years ended December 31, 2021 and 2022:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Peter George Chief Executive Officer and President	2022	474,000	—	1,513,249	1,499,998	337,725	—	3,824,972
	2021	372,204	225,150	3,505	—	—	—	600,859
Mark Donohue Chief Financial Officer	2022	213,462	—	3,606,539	—	103,313	—	3,923,314
Anil Chitkara Co-Founder, Chief Growth Officer	2022	308,546	1,252,276	513,248	499,999	154,375	—	2,728,444
	2021	245,505	—	3,505	88,206	272,055	—	609,271
___________________
(1)Amounts reflect the full grant-date fair value of restricted stock units (“RSUs”) granted during 2021 and 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. Amounts for 2022 include performance-based RSUs based on target performance valued at $13,250 each for Messrs. George and Chitkara and $6,540 for Mr. Donohue. Assuming maximum performance, the grant date fair value attributable to such awards would have been $16,563 for Messrs. George and Chitkara and $8,175 for Mr. Donohue. We provide information regarding the assumptions used to calculate the value of RSUs in Notes 2 and 16 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(2)Amounts reflect the full grant-date fair value of stock options granted during 2021 and 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of option awards in Notes 2 and 16 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(3)Amounts reflect annual performance-based cash bonuses, and for Mr. Chitkara, commissions paid under a variable compensation plan for 2021.
Narrative Disclosure to Summary Compensation Table
Base Salary
The base salaries of our named executive officers are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Base salary is a visible and stable fixed component of our compensation program. Mr. Donohue’s base salary was established at his time of hire in June 2022. The following table sets forth the annualized base salaries of our named executive officers as of December 31, 2022 and 2021:

Named Executive Officer	2022 Annual Base Salary	2021 Annual Base Salary	Percent Change (%)
Peter George	$474,000	$474,000	—%
Mark Donohue	$375,000	N/A	N/A
Anil Chitkara	$325,000	$263,000	24%
Annual Incentive Compensation
We consider annual cash incentive bonuses to be an important component of our total compensation program and provides incentives necessary to retain executive officers. With respect to 2022, Mr. George, Mr. Donohue, and Mr. Chitkara were eligible to receive an annual performance-based cash bonus based on a specified target annual bonus award amount, expressed as a percentage of the named executive officer’s base salary. In 2022, Mr. George’s target bonus was 75% of his base salary, Mr. Donohue’s target bonus was 50% (prorated for the portion of the year he was employed by the Company), and Mr. Chitkara’s target bonus was 50%.
For 2022, the annual bonuses for Messrs. George, Donohue and Chitkara were determined based on the achievement of metrics related to revenue, gross margin, net promoter score, and manufacturing goals. The Compensation Committee approved a 95% of target funding of the bonus pool based on achievement of these metrics. The actual bonuses earned for 2022 are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
Discretionary Cash Bonus
During 2022, the Compensation Committee approved a one-time discretionary cash bonus award in the amount of $1,252,276 to Mr. Chitkara in consideration of his significant contributions to the Company and his expanded responsibilities as the Company’s Chief Growth Officer. This bonus is included in the Summary Compensation Table above in the column entitled “Bonus.”
Employment Agreements
We are party to employment agreements with each of our named executive officers. The arrangements generally provide for at-will employment without any specific term and set forth the named executive officer’s initial base salary, bonus potential, eligibility for employee benefits and severance benefits upon a qualifying termination of employment, subject to such employee executing a separation agreement with us.
Peter George
On January 4, 2021 we entered into an amended and restated employment agreement with Mr. George, our Chief Executive Officer. Pursuant to his agreement, Mr. George is entitled to an annual base salary of $275,000 and is eligible to receive a target annual incentive bonus of 50% of his base salary. On August 4, 2021, Mr. George’s annual base salary was increased to $474,000 by the Compensation Committee, retroactive to July 1, 2021. As of February 8, 2022, Mr. George’s target annual incentive target bonus was increased to 75% by the Compensation Committee.
Pursuant to his agreement, if Mr. George’s employment is terminated by us without “cause” or by Mr. George following his resignation with “good reason”, (as such terms are defined in Mr. George’s employment agreement), he is entitled to: (1) continued payment of his base salary for a period of 12 months, (2) payment of an amount equal to his current year target bonus, paid in a lump sum within 60 days following his termination date, (3) payment of premiums for continued health benefits to him under COBRA for up to 12 months following his termination, and (4) his vested options remaining exercisable for 12 months following his termination. If Mr. George’s employment is terminated without cause or resigns with good reason within one year following a “change of control” (as defined in his agreement), he is entitled to the aforementioned payments and benefits, except that any then- unvested outstanding equity awards will become vested in their entirety as of the last day of his employment. Mr. George’s benefits are conditioned, among other things, on his complying with his post- termination obligations under his agreement and timely signing a general release of claims in our favor.

Mark Donohue
On June 1, 2022, we entered into an employment agreement with Mr. Donohue, our Chief Financial Officer. Pursuant to his agreement, Mr. Donohue is entitled to an annual base salary of $375,000 and is eligible to receive a target annual incentive bonus of 50% of his base salary. In addition, Mr. Donohue was provided an initial grant of 1,100,917 RSUs that will vest in equal annual installments on the first three anniversaries of his commencement of employment. Mr. Donohue was also provided an initial grant of 2,000 performance-based RSUs, of which 50% will vest on January 1, 2023 based on the Company achieving a certain performance goal for the fiscal year ended December 31, 2022, and the remaining 50% will vest on January 1, 2024, subject to continued employment through such vesting date.
Pursuant to his agreement, if Mr. Donohue’ employment is terminated by us without “cause” or by Mr. Donohue following his resignation with “good reason”, he is entitled to: (1) continued payment of his base salary for a period of twelve months, (2) payment of an amount equal to 100% of his current year target bonus, paid in a lump sum within 60 days following his termination date, (3) payment of premiums for continued health benefits to him under COBRA for up to 12 months following his termination, and (4) his vested options remaining exercisable for 12 months following his termination. If Mr. Donohue’s employment is terminated without cause within one year following a “change of control” (as defined in his agreement), he is entitled to the aforementioned payments and benefits, except that any then-unvested outstanding equity awards will become vested in their entirety as of the last day of his employment. Mr. Donohue’s benefits are conditioned, among other things, on his complying with his post-termination obligations under his agreement and timely signing a general release of claims in our favor.
Anil Chitkara
On January 4, 2021 we entered into an employment agreement with Mr. Chitkara, our Founder and Chief Growth Officer. Pursuant to his agreement, Mr. Chitkara is entitled to an annual base salary of $228,800 and is eligible to receive an annual variable compensation award each year, determined based on a commission plan containing performance criteria mutually agreed to by him and Evolv. As of February 8, 2022, Mr. Chitkara’s annual base salary was increased to $325,000 by the Compensation Committee.
Pursuant to his agreement, if Mr. Chitkara’s employment is terminated by us without “cause” or by Mr. Chitkara following his resignation with “good reason”, he is entitled to: (1) continued payment of his base salary for a period of nine months, (2) payment of an amount equal to 75% of his current year target bonus, paid in a lump sum within 60 days following his termination date, (3) payment of premiums for continued health benefits to him under COBRA for up to 9 months following his termination, and (4) his vested options remaining exercisable for 12 months following his termination. If Mr. Chitkara’s employment is terminated without cause or resigns with good reason within one year following a “change of control” (as defined in his agreement), he is entitled to the aforementioned payments and benefits, except that any then- unvested outstanding equity awards will become vested in their entirety as of the last day of his employment. Mr. Chitkara’s benefits are conditioned, among other things, on his complying with his post-termination obligations under his agreement and timely signing a general release of claims in our favor.
Effective January 1, 2023, in lieu of the severance payments and benefits described above, each of our named executive officers will be eligible to receive severance payments and benefits under the Company’s Severance and Change in Control Plan (the “Severance Plan”). Pursuant to the Severance Plan, if a named executive officer’s employment is terminated by us without “cause” or by the executive with “good reason” (as such terms are defined in the Severance Plan) the executive will be entitled to receive: (i) 12 months in the case of Mr. George and 9 months in the case of Mr. Donohue and Chitkara, of salary continuation, paid in accordance with the Company’s normal payroll schedule; (ii) Company-paid COBRA premium payments (or an equivalent cash payment) for a period not exceeding 12 months in the case of Mr. George and 9 months in the case of Mr. Donohue and Chitkara; and (iii) an amount equal to 100% of target annual bonus, in the case of Mr. George’s target annual bonus or 75% of target annual bonus in the case of Mr. Donohue and Chitkara. Further, if such termination occurs during the period that is 60 days prior to and 12 months following a change in control (as defined in 2021 Equity Incentive Plan (the “2021 Plan”) (or 24 months following a change in control in the case of Mr. Donohue), then the executive will be eligible to receive: (a) 18 months in the case of Mr. George and 12 months in the case of Mr. Donohue and Chitkara of base salary payable in a single lump-sum; (b) Company-paid COBRA premium payments for a period not exceeding 18 months in the case of Mr. George and 12 months in the case of Mr. Donohue and Chitkara; (c) a lump sum cash payment equal to 150% of target incentive compensation, in the case of Mr. George and 100% of target incentive compensation in the case of Mr. Donohue and Chitkara; and (d) full acceleration of any outstanding, unvested stock options, restricted stock units or other stock awards that vest solely on the basis of continued service.

Incentive Equity Compensation
We have historically offered stock options and restricted stock units to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Following the Business Combination, we made grants of restricted stock units and performance stock units to our employees, including our named executive officers, and stock options to our named executive officers.
Our 2021 Plan was adopted at the time of the Business Combination and provides for the ability to grant incentive stock options or nonqualified stock options, restricted stock awards, restricted stock units, performance stock units, and other stock-based awards to employees, officers, directors, and non-employees. The 2021 Plan is administered by the Board of Directors or, at the discretion of the Board of Directors, by a committee of the Board of Directors.
The following table sets forth the stock options, RSUs, and performance-based RSUs granted to our named executive officers under the 2021 Plan during 2022 noted in the Summary Compensation Table above:

Named Executive Officer	Grant Date	Number of Stock Options Granted (1)	Number of RSUs Granted (2)	Number of Performance-based RSUs Granted(3)
				Threshold	Target	Maximum
Peter George	March 1, 2022	646,551	429,799
	March 31, 2022			2,500	5,000	6,250
Mark Donohue	June 1, 2022		1,100,917	1,000	2,000	2,500
Anil Chitkara	March 1, 2022	215,517	143,266
	March 31, 2022			2,500	5,000	6,250
___________________
(1)The options awards vest over a four-year period with 25% vesting on the first anniversary of the grant date and the remaining 75% vesting quarterly thereafter in 12 equal installments, subject to the recipient continuously providing services to us through each such vesting date.
(2)The RSU awards vest over a three-year period with one-third vesting on the first, second and third anniversaries of the grant date, subject to the recipient continuously providing services to us through each such vesting date.
(3)Upon achievement of an annual bookings goal for the fiscal year ended December 31, 2022, a number of the performance-based RSUs will vest as follows: 50% of such number on January 1, 2023 and the remaining 50% on January 1, 2024, subject to continued employment through such vesting date. The annual bookings goal for the fiscal year ended December 31, 2022 was achieved at the target level.
Other Elements of Compensation
In addition to the annual and long-term compensation described above, we provide the named executive officers with benefits and limited perquisites consistent with those provided to other company executives, as described below:
Comprehensive Benefits Package
We provide a competitive benefits package to all full-time employees, including the named executive officers, that includes health and welfare benefits, such as medical, dental, disability insurance and life insurance benefits.
Retirement Plan
We provide a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Outstanding Equity Awards at Fiscal Year End
The following table shows all outstanding equity awards held by the named executive officers as of December 31, 2022:

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Peter George	February 21, 2019(2)	1,354,466	86,431	—	0.40	February 20, 2029	—	—	—	—
	August 17, 2020(3)	559,947	—	—	0.42	August 17, 2030	—	—	—	—
	August 17, 2020(4)	2,162,126	803,077	—	0.42	August 17, 2030	—	—	—	—
	August 17, 2020(5)	8,855	5,314	—	0.42	August 17, 2030	—	—	—	—
	March 1, 2022(6)	—	646,551		3.49	February 29, 2032	—	—	—	—
	March 1, 2022(7)	—	—	—	—	—	429,799	1,113,179	—	—
	March 31, 2022(8)	—	—	—	—	—	—	—	5,000	12,950
Anil Chitkara	September 15, 2017(9)	1,209,078	—	—	0.24	September 14, 2027	—	—	—	—
	August 17, 2020(5)	8,855	5,314	—	0.42	August 16, 2030	—	—	—	—
	January 11, 2021(10)	316,831	344,384	—	0.42	January 10, 2031	—	—	—	—
	March 1, 2022(6)	—	215,517	—	3.49	February 29, 2032		—	—	—
	March 1, 2022(7)	—	—	—	—	—	143,266	371,059	—	—
	March 31, 2022(8)	—	—	—	—	—	—	—	5,000	12,950
Mark Donohue	June 1, 2022(7)	—	—	—	—	—	1,100,917	2,851,375	—	—
	June 1, 2022(8)	—	—	—	—	—	—	—	2,000	5,180
___________________
(1)Based on the closing price of our Class A common stock of $2.59 per share as of December 31, 2022.
(2)The option awards vest over a four-year period with 25% vesting on the first anniversary of the vesting commencement date of February 11, 2019 and the remaining 75% vesting monthly thereafter in 36 equal installments, subject to the recipient continuously providing services to us through each such vesting date.
(3)The option award fully vested on the grant date.
(4)The option awards vest over a four-year period with 25% vesting on the first anniversary of the vesting commencement date of January 1, 2020 and the remaining 75% vesting monthly thereafter in 36 equal installments, subject to the recipient continuously providing services to us through each such vesting date.
(5)The option awards vest over a four-year period with 25% vesting on the first anniversary of the vesting commencement date of June 3, 2020 and the remaining 75% vesting monthly thereafter in 36 equal installments, subject to the recipient continuously providing services to us through each such vesting date.
(6)The options awards vest over a four-year period with 25% vesting on the first anniversary of the grant date and the remaining 75% vesting quarterly thereafter in 12 equal installments, subject to the recipient continuously providing services to us through each such vesting date.
(7)The RSU awards vest over a three-year period with one-third vesting on the first, second and third anniversaries of the grant date, subject to the recipient continuously providing services to us through each such vesting date.
(8)50% of the performance-based RSUs vested on January 1, 2023 based on the Company achieving a certain performance goal for the fiscal year ended December 31, 2022, and the remaining 50% will vest on January 1, 2024, subject to continued employment through such vesting date. The annual bookings goal for the fiscal year ended December 31, 2022 was achieved at the target level. Accordingly, awards are shown based on target achievement of the performance goal.
(9)The option awards vest over a four-year period with 25% vesting on the first anniversary of the vesting commencement date of January 31, 2017 and the remaining 75% vesting monthly thereafter in 36 equal installments, subject to the recipient continuously providing services to us through each such vesting date.
(10)The option awards vest over a four-year period with 25% vesting on the first anniversary of the vesting commencement date of January 1, 2021 and the remaining 75% vesting monthly thereafter in 36 equal installments, subject to the recipient continuously providing services to us through each such vesting date.

2022 Director Compensation
In connection with the closing of the Business Combination, our board of directors adopted, and our stockholders approved, a nonemployee director compensation program (the “Director Compensation Policy”). The material terms of the Director Compensation Policy are summarized below. Each non-employee director will be paid cash compensation as set forth below. All amounts for service as a chairperson of the board of directors or a committee thereof are in addition to the amount for service as a member of our board of directors. Annual cash retainers will be paid in quarterly installments in arrears and will be pro-rated for any partial calendar quarter of service.

Named Executive Officer	Annual Retainer
Member of the Board of Directors	$40,000
Chair of the Board of Directors	$30,000
Audit Committee Chair	$15,000
Audit Committee Member	$7,500
Compensation Committee Chair	$10,000
Compensation Committee Member	$5,000
Nominating and Corporate Governance Committee Chair	$8,000
Nominating and Corporate Governance Committee Member	$4,000
An eligible director who is serving on the board of directors as of the date of the annual meeting of Evolv’s stockholders each calendar year will be granted, on such annual meeting date, a RSU award with a value of $145,000 (each, an “Annual Grant”). Each Annual Grant will vest in full on the earlier to occur of (A) the first anniversary of the applicable grant date and (B) the date preceding the date of the next annual meeting following the grant date, subject to such eligible director’s continued service through the applicable vesting date.
Each annual grant will vest in full upon a change in control of our company (as defined in the Incentive Award Plan). Compensation under our Director Compensation Policy will be subject to the annual limits on non-employee director compensation set forth in the Incentive Award Plan.
The following table sets forth the compensation earned by our non-employee directors during 2022:

Name		Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Alan Cohen	(3)	$—	$—	$—
Kevin Charlton	(3)	$—	$—	$—
Neil Glat	(2)	$47,500	$144,997	$192,497
David Orfao	(3), (4)	$—	$—	$—
Merline Saintil	(2)	$55,500	$144,997	$200,497
Mahesh Saptharishi	(3), (4)	$—	$—	$—
Kimberly Sheehy	(2)	$56,644	$144,997	$201,641
Mark Sullivan	(2)	$45,000	$219,994	$264,994
Bilal Zuberi	(2)	$40,000	$144,997	$184,997
John Kedzierski	(3)	$—	$—	$—
___________________
(1)Amounts reflect the full grant-date fair value of stock awards and stock options granted during 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to our directors in Note 16 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
(2)During the year ended December 31, 2022, Mr. Glat, Ms. Saintil, Ms. Sheehy, Mr. Sullivan and Mr. Zuberi were each granted 48,494 restricted stock units. Mr. Sullivan was also granted 24,271 restricted stock units for his services on Evolv’s Advisory Board.
(3)During the year ended December 31, 2022, Mr. Cohen, Mr. Charlton, Mr. Orfao, Mr. Saptharishi, and Mr. Kedzierski waived compensation for their roles as non-employee directors.

(4)Mr. Saptharishi and Mr. Orfao resigned from the board of directors on January 28, 2022 and September 2, 2022, respectively.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our Class A common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Class A common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 4, 2023, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 148,102,734 shares of Class A common stock outstanding as of April 4, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Class A common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 4, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 500 Totten Pond Road, Waltham, Massachusetts 02451. We believe that, based on information provided to us, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
Percentage ownership of our voting securities is based on 148,102,734 shares of our Class A common stock issued and outstanding as of April 4, 2023.

Name and Address of Beneficial Owner (1)		Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Shares
5% Stockholders:
Gates Frontier, LLC	(2)	18,659,796	12.6%
General Catalyst Group V, L.P.	(3)	13,296,148	9.0%
Data Collective IV, L.P.	(4)	10,601,281	7.2%
Lux Ventures III, L.P.	(5)	9,615,725	6.5%
Directors and Named Executive Officers:
Peter George	(6)	5,530,783	3.6%
Mark Donohue	(7)	396,802	*
Anil Chitkara	(8)	2,781,305	1.9%
Michael Ellenbogen	(9)	7,660,683	5.1%
Alan Cohen	(10)	1,088,691	*
Kevin Charlton	(11)	276,000	*
Neil Glat	(12)	128,176	*
John Kedzierski		—	—%
Merline Saintil	(13)	215,157	*
Kimberly Sheehy	(14)	62,994	*
Mark Sullivan	(15)	323,654	*
Bilal Zuberi	(16)	20,701	*
Directors and executive officers as a group (13 individuals)	(17)	19,236,827	12.1%
___________________
*Less than 1%
(1)Unless otherwise noted, the business address of each of the following entities or individuals is 500 Totten Pond Road, 4th Floor, Waltham, MA 02451
(2)Based on Schedule 13G/A filed with the SEC on February 13, 2023. Consists of 18,659,796 shares of Class A common stock held by Gates Frontier, LLC, over which it has sole voting and dispositive power. William H. Gates III as the sole member of Gates Frontier, LLC has sole voting and dispositive power of, and may be deemed to beneficially own, such shares. The address of Gates Frontier, LLC is 2365 Carillon Point, Kirkland, WA 98033 and William H. Gates III is 500 Fifth Avenue North, Seattle, Washington 98109.

(3)Based on Schedule 13G filed with the SEC on February 15, 2022, each of General Catalyst Group Management Holdings GP, LLC (“GCGMH LLC”), General Catalyst Group Management Holdings, L.P. (“GCGMH”), General Catalyst Group Management, LLC (“GCGM”), General Catalyst Group V, L.P., a Delaware limited partnership (“GC V”), GC Entrepreneurs Fund V, L.P.(“E Fund V”), General Catalyst Partners V, L.P., (“GC V GPLP”), General Catalyst GP V, LLC (“GC V GPLLC”), General Catalyst Group V Supplemental, L.P.(“GC V Supplemental”), Kenneth Chenault, David P. Fialkow, Joel E. Cutler and Hemant Taneja has shared voting and dispositive power over, and may be deemed to beneficially own, 13,296,148 shares of Class A common stock. GCGMH LLC is the general partner of GCGMH, which is the manager of GCGM, which is the manager of GC V GPLLC. Kenneth Chenault, David P. Fialkow, Joel E. Cutler and Hemant Taneja are managing members of GCGMH LLC. GC V GPLP is the sole general partner of GC V, E Fund V and GC V Supplemental. GC V GPLLC is the sole general partner of GC V GPLP. Joel E. Cutler, David P. Fialkow and Hemant Taneja are managing directors of GC V GPLLC. The address for the entities listed herein is 20 University Road, Suite 450, Cambridge, MA 02138.
(4)Based on Schedule 13D filed with the SEC on July 26, 2021, Data Collective IV, L.P. (“DCVC IV”) has sole voting and dispositive power over 10,601,281 shares of Class A common stock. As the general partner of DCVC IV, Data Collective IV GP, LLC (“DCVC IV GP”) may be deemed to have sole voting and dispositive power over such shares. Zachary Bogue and Matthew Ocko are the managing members of DCVC IV GP and share voting and dispositive power over the shares held by DCVC IV. Zachary Bogue and Matthew Ocko disclaim beneficial ownership of the shares held by DCVC IV, except to the extent of their indirect pecuniary interest therein, if any. The address of the entities listed herein is 270 University Avenue, Palo Alto, California 94301.
(5)Based on Schedule 13D/A filed with the SEC on September 6, 2022. Consists of (i) 7,367,195 shares of Class A Common Stock directly owned by Lux Ventures III, L.P. (“LVIII”), over which it has shared voting and dispositive power, and (b) 4,445 shares of Class A Common Stock directly owned by Lux Ventures III Special Founders Fund, L.P. (“LVSFF), over which it has shared voting and dispositive power, (iii) 270,927 shares of Class A Common Stock directly owned by Lux Ventures Cayman III, L.P. (“LVCIII”), over which it has shared voting and dispositive power, and (iv) Lux Co-Invest Opportunities, L.P. (“LCIO”) directly owns 1,973,158 shares of Class A common stock, over which it has shared voting and dispositive power. Lux Venture Partners III, LLC (“LVPIII”) is the general partner of LVIII and LVSFF and exercises voting and dispositive power over the shares held by each of LVIII and LVSFF. Lux Venture Partners Cayman III, LLC (“LVPCIII”) is the general partner of LVCIII and exercises voting and dispositive power over such shares held by LVCIII. Lux Co-Invest Partners, LLC (“LCIP”) is the general partner of LCIO and exercises voting and dispositive power over such shares held by LCIO. Peter Hebert and Joshua Wolfe are the individual managing members of (i) LVPIII and may be deemed to beneficially own such shares owned directly by LVIII and LVSFF, (ii) LVPCIII and may be deemed to beneficially own such shares owned directly by LVCIII, and (iii) LCIP and may be deemed to beneficially such shares owned directly by LCIO. Peter Hebert and Josh Wolfe and the other reporting entities disclaim beneficial ownership over the shares noted herein except to the extent of their pecuniary interest therein. The address of the forgoing entities and persons is c/o Lux Capital Management, LLC, 920 Broadway, 11th Floor, New York, NY 10010.
(6)Consists of (i) 734,623 shares of Class A common stock, (ii) 3,546,160 shares of Class A common stock subject to options held by Mr. George that are exercisable within 60 days of April 4, 2023, and (iii) 1,250,000 shares of Class A common stock subject to options that are exercisable within 60 days of April 4, 2023 held by a grantor retained annuity trust which may be deemed to be beneficially owned by Mr. George as the sole recipient of the annuity payments and the trustee of such trust.
(7)Consists of (i) 612 shares of Class A common stock, (ii) 29,255 shares of Class A common stock subject to options held by Mr. Donohue that are exercisable within 60 days of April 4, 2023, and (iii) 366,935 shares of Class A common stock underlying restricted stock units that will vest within 60 days of April 4, 2023.
(8)Consists of (i) 1,131,473 shares of Class A common stock and (ii) 1,649,832 shares of Class A common stock subject to options held by Mr. Chitkara that are exercisable within 60 days of April 4, 2023.
(9)Based on Schedule 13D filed with the SEC on January 30, 2023 and other information known to the Company, consists of (i) 2,890,554 shares of Class A common stock held directly by Mr. Ellenbogen, (ii) 2,411,122 shares of Class A common stock held by various trusts over which Mr. Ellenbogen may be deemed to have shared voting and dispositive power and (iii) 2,359,007 shares of Class A common stock subject to options held by Mr. Ellenbogen that are exercisable within 60 days of April 4, 2023.
(10)Consists of (i) 750,065 shares of Class A common stock and (ii) 338,626 shares of Class A common stock subject to options held by Mr. Cohen that are exercisable within 60 days of April 4, 2023.
(11)Consists of 276,000 shares of Class A common stock held by Mr. Charlton

(12)Consists of (i) 79,682 shares of Class A common stock and (ii) 48,494 shares of Class A common stock underlying restricted stock units held by Mr. Glat that will vest within 60 days of April 4, 2023.
(13)Consists of (i) 14,500 shares of Class A common stock, (ii) 152,163 shares of Class A common stock subject to options held by Ms. Saintil that are exercisable within 60 days of April 4, 2023, and (iii) 48,494 shares of Class A common stock underlying restricted stock units that will vest within 60 days of April 4, 2023.
(14)Consists of (i) 14,500 shares of Class A common stock and (ii) 48,494 shares of Class A common stock underlying restricted stock units held by Ms. Sheehy that will vest within 60 days of April 4, 2023.
(15)Consists of (i) 38,771 shares of Class A common stock, (ii) 236,389 shares of Class A common stock subject to options held by Mr. Sullivan that are exercisable within 60 days of April 4, 2023, and (iii) 48,494 shares of Class A common stock underlying restricted stock units that will vest within 60 days of April 4, 2023.
(16)Consists of 20,701 shares of Class A common stock held by Mr. Zuberi.
(17)Consists of (i) 8,401,435 shares of Class A common stock held by all directors and executive officers of Evolv as a group, (ii) 10,274,481 shares of Class A common stock subject to options held by all directors and executive officers of Evolv as a group and that are exercisable within 60 days April 4, 2023 and (iii) 560,911 shares of Class A common stock underlying restricted stock units held by all directors and executive officers of Evolv as a group that will vest within 60 days of April 4, 2023.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our Class A common stock to file with the SEC reports of their ownership and changes in their ownership of our Class A common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2022 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our Class A common stock were filed on a timely basis during the year ended December 31, 2022, other than one late Form 4 for Neil Glat reporting two transactions and one late Form 4 for Bilal Zuberi reporting one transaction.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Board of Directors adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with our policy. A related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Pursuant to the policy, transactions involving compensation for services provided to the Company as an employee or director have been pre-approved by the Audit Committee. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to the audit committee, for review, consideration and approval or ratification. The presentation must include a description of, among other things, all relevant facts and circumstances relating thereto. Under the policy, the Company will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable the Company to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In considering related person transactions, the Company’s audit committee will take into account the relevant available facts and circumstances including, but not limited to:
•whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party;
•the extent of the related person’s interest in the transaction; and the conflicts of interest and corporate opportunity provisions of the Company’s Code of Business Conduct and Ethics. The policy requires that, in determining whether to approve, ratify or reject a related person transaction, Evolv’s audit committee must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the Company’s best interests and those of the Company’s stockholders, as the Company’s audit committee, or other independent body of Company’s Board of Directors, determines in the good faith exercise of its discretion.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Class A common stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeded or will exceed $120,000, since January 1, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation”. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us.
Relationships and Transactions with Directors, Executive Officers and Significant Stockholders
Indemnification Agreements.   We have entered into, and plan on entering into, indemnification agreements with each of directors and executive officers.
Sponsor Support Agreement.   In connection with the execution of the First Amendment to Agreement and Plan of Merger dated June 5, 2021 by and among NHIC, NHIC Sub Inc., and Legacy Evolv (the “Merger Agreement”), NewHold Industrial Technology Holdings LLC (the “Sponsor”) entered into a support agreement (the “Support Agreement”) with Legacy Evolv pursuant to which to which the Sponsor agreed to vote all shares of NHIC common stock beneficially owned by it in favor of the Business Combination.
Amended and Restated Insider Letter Agreement.   In connection with the execution of the Merger Agreement, NHIC, the Sponsor, members of NHIC’s board of directors and certain other individuals (collectively, the “Insiders”) who held Class B common shares of NHIC (the “Founder Shares”) and Legacy Evolv entered into an amended and restated insider letter agreement (the “Letter Agreement”), which provided, among other things, that the certain Founder Shares (and any shares of NHIC common stock issuable upon conversion thereof) shall be subject to certain share-performance-based vesting provisions described below. Fifty percent of the Founder Shares vested at the closing of the Business Combination, 25% of the Founder Shares shall vest on or before the fifth anniversary of the closing if the closing share price of the common stock equals or exceeds $12.50 over any 20 trading days within a 30-day trading period and the remaining 25% will vest on or before the fifth anniversary of the closing if the closing share price of the Class A common stock equals or exceeds $15.00 over any 20 trading days within any 30-day trading period. Further, the Sponsor and the Insiders have agreed, subject to exceptions, not to transfer any unvested Founder Shares prior to the date such securities become vested. The Letter Agreement also provides that neither the Sponsor nor the Insiders will redeem any shares of NHIC common stock owned by such persons in connection with the Business Combination.
Subscription Agreements.   In connection with the execution of the Merger Agreement, NHIC entered into subscription agreements (collectively, the “Subscription Agreements”) with certain parties subscribing for shares of NHIC common stock (the “Subscribers”) pursuant to which the Subscribers agreed to purchase, and NHIC agreed to sell to the Subscribers, an aggregate of 30,000,000 shares of NHIC common stock, for a purchase price of $10.00 per share and an aggregate purchase price of $300.0 million (the “PIPE Investment”).
Amended and Restated Registration Rights Agreement.   In connection with the closing of the Business Combination, Legacy Evolv, NHIC and certain stockholders of each of Legacy Evolv and NHIC who received shares of common stock pursuant to the Merger Agreement, entered into an amended and restated registration rights agreement (“Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we agreed to file a shelf registration statement with respect to the registrable securities under the Registration Rights Agreement. Up to twice in any 12 month period, each of certain Legacy Evolv stockholders and NHIC stockholders may request to sell all or any portion of their registrable securities in an underwritten offering. We also agreed to provide customary “piggyback” registration rights. The Registration Rights Agreement also provides that we will pay certain expenses relating to such registrations and indemnify the stockholders against certain liabilities.
Stockholder Agreement.   In connection with the execution of the Merger Agreement, NHIC and Motorola Solutions, Inc. (“Motorola”), a stockholder of Legacy Evolv, entered into a Stockholder Agreement (the “Stockholder Agreement”) pursuant to which NHIC agreed to nominate an individual designated by Motorola to the Board of Directors of Evolv, effective as of immediately prior to the closing of the Business Combination. Such designee will continue to be nominated at each subsequent stockholder meeting up until the expiration or termination of the Distributor Agreement, dated December 23, 2020 and amended on March 4, 2021, by and between Legacy Evolv and Motorola.
Distribution Agreement.   On December 23, 2020, the Company entered into an original equipment manufacturer partnership agreement with Motorola. On June 7, 2021, the partnership agreement was amended by the Amended and Restated Distribution Agreement (the “Distribution Agreement”). Pursuant to the Stockholder Agreement, John Kedzierski, Senior Vice President and General Manager of Video Security and Access Control at Motorola, currently serves on as a director designee of Motorola on our Board of Directors. During the years ended December 31, 2021 and December 31, 2022, revenue from Motorola’s distributor services was $0.6 million and $11.6 million, respectively.
Certain Transactions of Legacy Evolv
Business Development Agreement
On January 1, 2020, Legacy Evolv entered into a business development agreement (the “Business Development Agreement”) with Finback Evolv OBH, LLC (“Finback”) (owned over 5% of the Company during fiscal year 2021 and part of fiscal year 2022), Jack Oliver, Jeb Bush and George Huber whereby Finback agreed to provide assistance to Evolv by leveraging Finback’s networks, relationships and expertise to accelerate the deployment of Evolv Express and Evolv Edge to new customers. In exchange for Finback’s services, Legacy Evolv issued a warrant (the “Finback Warrant”) allowing Finback to purchase 2,552,913 shares (the “Warrant Shares”) of Class A common stock with an initial exercise price of $0.42 per share, subject to certain vesting provisions. The Business Development Agreement has a three-year initial term, subject to a one-year extension if at least 50% of the Warrant Shares have vested at the expiration of the initial term. The agreement expired on January 1, 2023 in accordance with its terms.
Promissory Note
On August 14, 2020, Michael Ellenbogen, Evolv’s Head of Advanced Technology, issued a promissory note (the “Promissory Note”) to Legacy Evolv, pursuant to which Mr. Ellenbogen borrowed an aggregate principal amount of $0.4 million for purposes of paying the aggregate exercise price for Mr. Ellenbogen’s options to purchase Legacy Evolv’s common stock. The Promissory Note (1) bore interest at the applicable federal rate published in the Wall Street Journal as of the issue date (but at no time to exceed the maximum rate then-permitted by applicable law), (2) and was payable on August 14, 2030 and (3) was secured by Evolv’s security interest in Mr. Ellenbogen’s instruments and general intangibles and any proceeds therefrom. The outstanding principal balance of $0.4 million under the Promissory Note was repaid in full prior to the closing of the Business Combination.

Director and Officer Indemnification and Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 500 Totten Pond Road, Waltham, Massachusetts 02451 in writing not later than December 15, 2023. (which is 120 days prior to April 13, 2024, the one-year anniversary of the mailing of the Company’s 2023 definitive proxy statement).
Stockholders intending to present a proposal at the 2024 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting no earlier than January 31, 2024 and no later than March 1, 2024. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after May 30, 2024, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the 90th day prior to the 2024 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2024 Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

EVOLV’S ANNUAL REPORT ON FORM 10-K
A copy of Evolv’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 4, 2023 without charge upon written request addressed to:
Evolv Technologies Holdings, Inc.
Attention: Secretary
500 Totten Pond Road
Waltham, Massachusetts 02451
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at https://www.cstproxy.com/evolvtechnology/2023. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 at www.evolvtechnology.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Eric Pyenson, General Counsel and Secretary
Waltham, Massachusetts
April 13, 2023

EVOLV TECHNOLOGIES HOLDINGS, INC  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Signature_____________________________ Signature, if held jointly___________________________________ Date_____________, 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. CONTROL NUMBER Please mark your votes like this X PROXY The Board of Directors recommends a vote “for” each nominee in proposal 1 and “for” proposal 2. FOR WITHHOLD AUTHORITY FOR AGAINST ABSTAIN YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 29, 2023. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 1. Election of Class II Directors. (1) Alan Cohen (2) Neil Glat (3) Merline Saintil (4) Mark Sullivan 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) INTERNET/MOBILE: www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. VOTE AT THE MEETING: If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend; https://www.cstproxy.com/evolvtechnology/2023 MOBILE VOTING: On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PHONE: 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  EVOLV TECHNOLOGIES HOLDINGS, INC. The undersigned stockholder(s) hereby appoint(s) Eric Pyenson and Brian Norris, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Evolv Technologies Holdings, Inc. held of record by the undersigned at the close of business on April 4, 2023 at the Annual Meeting of Stockholders of Evolv Technologies Holdings, Inc. to be held on May 30, 2023, at https://www.cstproxy.com/evolvtechnology/2023 , and any continuation, adjournment or postponement thereof. All proxies heretofore given by the undersigned in respect of the Annual Meeting of Stockholders of Evolv Technologies Holdings, Inc. to be held on May 30, 2023 are hereby revoked. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side) PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The Notice and 2023 Proxy Statement and the Annual Report on Form 10-K are available at: https://www.cstproxy.com/evolvtechnology/2023